UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2021

PGT Innovations, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37971	20-0634715
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1070 Technology Drive, North Venice, FL		34275
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (941) 480-1600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 Per Share	PGTI	New York Stock Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07.  Submission of Matters to a Vote of Security Holders.

On May 20, 2021, PGT Innovations, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”). As of April 23, 2021, the record date for the Annual Meeting, there were 60,478,373 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting, of which 53,562,931 shares were represented at the Annual Meeting in person or by proxy, constituting a quorum. The stockholders considered and voted on three proposals submitted for stockholder vote, each of which is described in detail in the Company’s 2020 proxy statement prepared for the Annual Meeting.

At the Annual Meeting, the Company’s stockholders: (i) elected each of the three director nominees to serve as directors until the expiration of each director’s term at the Company’s 2024 annual meeting of stockholders and until each director’s successor shall have been duly elected and qualified; (ii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s 2021 fiscal year; and (iii) approved the compensation of the Company’s Named Executive Officers (“NEOs”), on an advisory basis; having cast the following votes:

Proposal 1 –  Election of three Class III directors

				Broker
Director Name	For	Withhold	Abstain	Non-Votes
Rodney Hershberger	45,597,369	3,801,983	199,237	3,964,342
Floyd Sherman	45,083,860	3,634,034	880,695	3,964,342
Sheree Bargabos	47,784,443	1,454,799	359,347	3,964,342

Proposal 2 –  Ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s 2021 fiscal year

				Broker
	For	Against	Abstain	Non-Votes
Ratification of Ernst & Young LLP	53,270,020	50,365	242,546	—

Proposal 3 –  Approval of the compensation of the Company’s NEOs, on an advisory basis

				Broker
	For	Against	Abstain	Non-Votes
Approval of NEO compensation	44,864,308	4,709,925	24,356	3,964,342

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PGT INNOVATIONS, INC.

By:  /s/ Brad West

       Name:  Brad West

       Title:  Interim Chief Financial Officer and Senior Vice President

of Corporate Development and Treasurer

Dated:  May 21, 2021